BUSINESS ACQUISITIONS	12 Months Ended
Dec. 31, 2017
BUSINESS ACQUISITIONS
BUSINESS ACQUISITIONS

10.   BUSINESS ACQUISITIONS

2016

On January 7, 2016, the Corporation acquired Fibrenoire Inc., a company that provides businesses with fibre-optic connectivity services, for a purchase price of $125.0 million. At closing, the Corporation paid an amount of $119.1 million, net of cash acquired of $1.8 million. A post-closing adjustment of $0.2 million was received in the second quarter of 2016. The purchase price balance was paid in February 2017 for an amount of $5.6 million plus interests of $0.3 million.

2015

On March 11, 2015, the Corporation acquired 4Degrees Colocation Inc. (“4Degrees Colocation”) and its data center, the largest in Québec City, for a purchase price of $35.5 million in cash. A post-closing adjustment of $0.2 million was received in the second quarter of 2015. The acquisition enables the Corporation to meet its business customers’ growing technological and hosting needs.

The purchase price allocation between the fair value of identifiable assets and liabilities related to business acquisitions in 2016 and 2015 is summarized as follows:

	2016	2015

Assets acquired
Non-cash current assets	$5,387	$130
Property, plant and equipment	32,679	11,181
Intangible assets	15,574	5,074
Goodwill	87,068	19,612
Other assets	42	—

	140,750	35,997
Liabilities assumed
Non-cash current liabilities	(3,112)	(463)
Deferred income taxes	(7,496)	(367)
Other long-term liabilities	(5,643)	—

	(16,251)	(830)

Net assets acquired at fair value	$124,499	$35,167

Consideration
Cash, net of cash acquired	$118,946	$35,167
Balance payable	5,553	—

	$124,499	$35,167

The goodwill that was recorded is not deductible for tax purposes.